Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Announces Restart of
ISR Uranium Production in Wyoming

Casper, Wyoming, August 13, 2024 - Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to announce the successful startup of uranium production at its past-producing Christensen Ranch In-Situ Recovery (“ISR”) operations in Wyoming.

Production commenced in the previously operated Mine Unit 10 at Christensen Ranch on August 6th. To date, uranium concentrations in the initial production patterns are meeting expectations and are anticipated to rise in the coming weeks. All planned startup milestones, including the hiring and training of the initial restart personnel for both the Irigaray Central Processing Plant (“CPP”) and Christensen Ranch, have been achieved to ensure a successful ramp-up of uranium production. Approximately 40% of the total workforce is from Johnson County, with other employees originating from Campbell, Converse, Carbon, Laramie and Natrona Counties in Wyoming.

The first shipment of yellowcake is anticipated to occur in November or December 2024. This coincides with the Company’s fiscal Q2 ending January 31, 2025.

Uranium recovered from Christensen Ranch will be processed at the Irigaray CPP, located approximately 15 miles northwest of Christensen Ranch. Irigaray has a current licensed capacity of 2.5 million pounds U3O8 per year, with a license amendment currently under regulatory review that is expected to increase capacity to 4.0 million pounds annually. The Irigaray CPP is the hub, central to four fully permitted ISR projects in the Powder River Basin of Wyoming, including Christensen Ranch.

Donna Wichers, Vice President of Wyoming Operations, stated: “The Christensen Ranch ISR Mine has successfully restarted and we are in full growth mode with initial recoveries from Mine Unit 10 to be followed with Mine Units 7 and 8 in the coming months. Additionally, we have drilled, cased and completed 55 wellfield patterns to extend Mine Unit 10 that will commence production in 2025. Further production growth is being developed with delineation drilling and monitor well planning at Mine Unit 11. We have filled all our initial personnel requirements, resulting in a total workforce of 40 employees. Hiring is expected to continue into 2025 with an additional 20 positions to meet plans for future wellfield development and expanded production.”

Amir Adnani, President and CEO, stated: “I am very proud of the Wyoming team who have executed as planned to achieve the restart of production. This is the moment we have been working towards for over a decade, having acquired and further developed leading U.S. and Canadian assets with an exceptional, deeply experienced operations team. Global uranium market fundamentals are solid, with prospects for extraordinary growth in nuclear power and uranium demand.”

NYSE American: UEC

Mr. Adnani continued: “The U.S. nuclear utility fleet produces almost 20% of the country’s electricity and is the world’s largest uranium consumer with purchases of over 50 million pounds last year. U.S. production has been virtually non-existent for many years, suffering from price insensitive imports via foreign state-owned enterprises that undermined domestic mining and investment. This situation is changing by way of successive and unprecedented bipartisan U.S. government programs designed to stimulate growth of domestic uranium production as the foundation of a robust nuclear fuel supply chain.”

Scott Melbye, Executive Vice President, stated: “Production from stable jurisdictions is valued in today’s volatile world and has become a renewed priority in utility purchasing strategies. The special nature of U.S. origin uranium carries a unique demand profile, not only applicable for U.S. and Western utilities security of supply but also for U.S. national security. Unobligated U.S. origin uranium is required to fuel the U.S. nuclear navy, and the government inventories feeding this demand have been drawn down over several decades. The U.S. Department of Energy’s recent Strategic Uranium Reserve purchases being the clearest example of a domestic priority.”

About Uranium Energy Corp

Uranium Energy Corp is the fastest growing supplier of the fuel for the green energy transition to a low carbon future. UEC is the largest, diversified North American focused uranium company, advancing the next generation of low-cost, environmentally friendly ISR mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has two production-ready ISR hub and spoke platforms in South Texas and Wyoming. These two production platforms are anchored by fully operational CPPs and served by seven U.S. ISR uranium projects with all their major permits in place. Additionally, the Company has diversified uranium holdings including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector; and (3) a Western Hemisphere pipeline of resource stage uranium projects. The Company's operations are managed by professionals with decades of hands-on experience in the key facets of uranium exploration, development and mining.

For additional information, please contact:

Uranium Energy Corp Investor Relations
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

X (formerly known as Twitter): @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
WKN: AØJDRR
ISN: US916896103

NYSE American: UEC

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian securities laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.